UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2008

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		identification No.)

4909 SE International Way, Portland, Oregon	97222-4679
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (503) 653-8881

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

ITEM 5.02 (e) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS

On February 20, 2008, the Board of Directors of Blount International, Inc. elected the following individuals to the new officer positions set forth beside their respective names:

Kenneth O. Saito	Senior Vice President-Manufacturing and Operations
James L. VanderZanden	Senior Vice President-Business Development
Cyrille B. Michel	Senior Vice President-Sales and Customer Support
Matthew D. Clark	Vice President of Finance

Mr. Saito, Mr. VanderZanden and Mr. Michel were also deemed to be “Executive Officers” for purposes of Rule 16 (a) and other applicable rules and regulations of the United Sates Securities and Exchange Commission.

Additionally, the title of Mark V. Allred’s position was changed from Vice President and Controller of the Corporation to Vice President-Corporate Controller. Both Mr. Allred and Mr. Saito were Executive Officers prior to these changes, and continue on in that status. Mr. VanderZanden also serves as President of the ICS product line, a non-officer operating position.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Richard H. Irving, III
Richard H. Irving, III
Senior Vice President
General Counsel and
Secretary

Dated: February 26, 2008